PRESIDENT'S MESSAGE

Dear Shareholder:

I am pleased to present the Annual Report to Shareholders for Federated Intermediate Income Fund, a portfolio of Federated Income Securities Trust. The report covers the 12-month period from May 1, 1997, through April 30, 1998. It begins with a review of the bond market by the fund's portfolio manager, followed by a complete listing of the fund's holdings, and its financial statements.

During the reporting period, the fund's Institutional Shares delivered an average annual total return of 10.58% through dividend income totaling $0.63 per share and a $0.38 per share increase in net asset value.* The fund's Institutional Service Shares produced an average annual total return of 10.31% through dividend income totaling $0.61 per share and a $0.38 per share increase in net asset value.* The fund's net assets totaled $181 million at the end of the reporting period.

Thank you for participating in the income potential of high-quality bonds through Federated Intermediate Income Fund. As always, we welcome your comments, questions and suggestions.

Sincerely,

[Graphic]

Glen R. Johnson
President
June 15, 1998

* Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

MANAGEMENT DISCUSSION AND ANALYSIS

Federated Intermediate Income Fund invested primarily in high quality corporate debt securities rated in one of the three highest categories (A or better) by a nationally recognized statistical rating organization. The fund also invested in other high quality government and asset-backed securities. The fund duration is managed within a range of three to seven years.

The investment environment for high quality fixed income securities for the fiscal year ended April 30, 1998, was very positive in that interest rates fell significantly across the entire maturity spectrum. The yield curve flattened over the past twelve months with long maturity (10-30 years) rates falling approximately 100 basis points, while shorter maturity rates (1-2 years) fell 50-70 basis points.

The rate decline was generally caused by two factors: 1) a moderating economic growth with stable to falling inflation and 2) a substantial "flight to quality" into U.S. government bonds caused by the financial market crisis in Asia. The economy continued to move forward but with no perceptible pricing pressures on the consumer. As such, consensus earning expectations have been continually reduced over recent quarters. Additionally, the Asian crisis started in October 1997 with the economic effects recently surfacing and spreading into other geographical areas.

Relative to sector performance, high quality corporate bonds outperformed comparable maturity treasury securities over the fund's fiscal year. Quarter-to-quarter volatility was evident particularly in light of the Asian crisis. For example, treasury securities dramatically outperformed other fixed income sectors during the fourth quarter of 1997, again created by a global investor flight to quality. For the year as a whole, however, the yield advantage of corporates generated positive performance over and above pure government debt instruments.

The fund's interest rate exposure was expanded over the latter half of the fund's fiscal year. Duration was increased in anticipation of an Asian-induced slowdown. For the twelve-month reporting period, the fund's Institutional Shares generated a 10.58%* total return relative to a 9.84% total return for the Lipper Intermediate-Term Investment Grade Debt Funds Average. The total return for the fund's Institutional Service Shares for the twelve-month reporting period ended April 30, 1998, was 10.31%.*

The fund ended the fiscal year in a duration position slightly long of a neutral position. No significant near term duration changes are anticipated.

* Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

FEDERATED INTERMEDIATE INCOME FUND -- (INSTITUTIONAL SHARES)

GROWTH OF $25,000 INVESTED IN FEDERATED INTERMEDIATE INCOME FUND
(INSTITUTIONAL SHARES)

The graph below illustrates the hypothetical investment of $25,000* in the Federated Intermediate Income Fund (Institutional Shares) (the "Fund") from December 20, 1993 (start of performance) to April 30, 1998, compared to the Lehman Brothers Government/Corporate Total Index ("LBGCTI")+ and the Lipper Intermediate-Term Investment Grade Debt Funds Average ("LIIGDFA").++

[Graphic "A1" omitted.  See Appendix.]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* The Fund's performance assumes the reinvestment of all dividends and distributions. The LBGCTI and the LIIGDFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

+ The LBGCTI is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. This index is unmanaged.

++ The LIIGDFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the Securities and Exchange Commission requires to be reflected in a fund's performance.

FEDERATED INTERMEDIATE INCOME FUND--(INSTITUTIONAL SERVICE SHARES)

GROWTH OF $25,000 INVESTED IN FEDERATED INTERMEDIATE INCOME FUND
(INSTITUTIONAL SERVICE SHARES)


The graph below illustrates the hypothetical investment of $25,000* in the Federated Intermediate Income Fund (Institutional Service Shares) (the "Fund") from December 20, 1993 (start of performance) to April 30, 1998, compared to the Lehman Brothers Government/Corporate Total Index ("LBGCTI")+ and the Lipper Intermediate-Term Investment Grade Debt Funds Average ("LIIGDFA").++

[Graphic "A2" omitted.  See Appendix.]


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* The Fund's performance assumes the reinvestment of all dividends and distributions. The LBGCTI and the LIIGDFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

+ The LBGCTI is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. This index is unmanaged.

++ The LIIGDFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the Securities and Exchange Commission requires to be reflected in a fund's performance.

                          PORTFOLIO OF INVESTMENTS
                      FEDERATED INTERMEDIATE INCOME FUND
                              APRIL 30, 1998

     PRINCIPAL
       AMOUNT                                                                            VALUE

 ASSET-BACKED SECURITIES--1.6%
 STRUCTURED PRODUCTS--0.5%
 $           500,000 Residential Funding Corp. 1993-S26, Class A10, 7.50%,           $      516,905
                     7/25/2023
             300,000 Residential Funding Corp. 1993-S31, Class A7, 7.00%, 9/25/2023         288,639
              83,969 The Money Store Home Equity Trust 1992-B, Class A, 6.90%,               84,155
                     7/15/2007
                       TOTAL                                                                889,699
 UTILITIES--1.1%
           2,000,000 California Infrastructure & Economic Development Bank Special        2,027,180
                     Purpose Trust PG&E-1, Class A8, 6.48%, 12/26/2009
                       TOTAL ASSET-BACKED SECURITIES (IDENTIFIED COST $2,884,210)         2,916,879
 COLLATERALIZED MORTGAGE OBLIGATIONS--0.2%
 STRUCTURED PRODUCT--0.2%
             394,257 Prudential Bache CMO Trust Series 8, Class F, 7.965%, 3/1/2019         402,107
                     (identified cost $416,558)
 CORPORATE BONDS--64.5%
 AEROSPACE & DEFENSE--1.7%
             600,000 Boeing Co., Unsecured Note, 6.35%, 6/15/2003                           609,444
           1,500,000 (a)British Aerospace Finance, Inc., 7.50%, 7/1/2027                  1,614,168
             800,000 McDonnell Douglas Finance Corp., Medium Term Note, 6.375%,             805,976
                     7/15/1999
                       TOTAL                                                              3,029,588
 AIR TRANSPORTATION--0.7%
           1,150,000 Southwest Airlines Co., Deb., 7.375%, 3/1/2027                       1,224,877
 AUTOMOBILE--1.1%
           2,000,000 Dana Corp., Note, 7.00%, 3/15/2028                                   2,016,780
 BANKING--9.3%
           1,250,000 ABN-AMRO Bank NV, Chicago, Sub. Deb., 7.30%, 12/1/2026               1,251,950
              40,000 Banc One Corp., Sub. Note, 7.25%, 8/1/2002                              41,700
           2,000,000 Banco Santander, Bank Guarantee, 7.875%, 4/15/2005                   2,159,140
             200,000 BankAmerica Corp., Sub. Note, 7.75%, 7/15/2002                         211,644
           1,000,000 Barclays North America, Deb., 9.75%, 5/15/2021                       1,126,240
              10,000 Boatmen's Bancshares, Inc., Sub. Note, 9.25%, 11/1/2001                 10,984
           2,100,000 (a)CIBC Capital Funding LP, Bank Guarantee, 6.40%, 12/17/2004        2,113,650
              30,000 Central Fidelity Banks, Inc., Sub. Note, 8.15%, 11/15/2002              32,400
             920,000 Chase Manhattan Corp., Sub. Note, 8.00%, 5/1/2005                      921,205

 FEDERATED INTERMEDIATE INCOME FUND

     PRINCIPAL
       AMOUNT                                                                            VALUE

 CORPORATE BONDS--CONTINUED
 BANKING--CONTINUED
 $            40,000 Corestates Capital Corp., Sub. Note, 5.875%, 10/15/2003         $       39,393
           1,000,000 (a)Den Danske Bank, Note, 7.40%, 6/15/2010                           1,044,030
             250,000 First Chicago NBD Corp., Sub. Note, 8.10%, 3/1/2002                    265,145
              30,000 First Union Corp., Sub. Note, 8.00%, 11/15/2002                         32,176
           2,000,000 National Australia Bank, Ltd., Melbourne, Sub. Note, Series B,       2,025,320
                     6.60%, 12/10/2007
           3,000,000 National Bank of Canada, Montreal, Sub. Note, 8.125%,                3,258,510
                     8/15/2004
              15,000 NationsBank Corp., Sub. Note, 7.625%, 4/15/2005                         16,064
             300,000 Northern Trust Corp., Sub. Note, 9.00%, 5/15/1998                      300,483
             430,000 PNC Funding Corp., Sub. Note, 6.875%, 7/15/2007                        443,670
              30,000 Republic New York Corp., Sub. Note, 8.25%, 11/1/2001                    32,050
              10,000 Sovran Financial, Deb., 9.75%, 6/15/1999                                10,423
             200,000 SunTrust Bank, Central Florida, Sub. Note, 6.90%, 7/1/2007             208,296
             255,000 SunTrust Banks, Inc., Note, 7.375%, 7/1/2002                           266,829
              15,000 SunTrust Banks, Inc., Sub. Note, 6.125%, 2/15/2004                      14,924
           1,000,000 (a)Swedbank, Sub., 7.50%, 11/29/2049                                 1,023,340
                       TOTAL                                                             16,849,566
 BEVERAGE & TOBACCO--0.2%
             350,000 American Brands, Inc., Medium Term Note, 8.87%, 8/10/1998              353,398
 CHEMICALS & PLASTICS--0.9%
           1,500,000 (a)Bayer Corp., Deb., 6.50%, 10/1/2002                               1,530,165
              40,000 Du Pont (E.I.) de Nemours & Co., Note, 8.125%, 3/15/2004                43,930
              30,000 PPG Industries, Inc., Note, 6.50%, 11/1/2007                            30,744
                       TOTAL                                                              1,604,839
 CONGLOMERATES--0.6%
           1,250,000 (a)Hutchison Whampoa Finance, Company Guarantee, 7.50%,              1,118,475
                     8/1/2027
 CONSUMER PRODUCTS--0.0%
              50,000 CPC International, Inc., Note, 6.15%, 9/18/1998                         50,153
 ECOLOGICAL SERVICES & EQUIPMENT--1.2%
           2,000,000 WMX Technologies, Inc., Deb., 8.75%, 5/1/2018                        2,245,960
 EDUCATION--2.5%
           1,975,000 Boston University, 7.625%, 7/15/2097                                 2,231,643
           1,150,000 Columbia University, Medium Term Note, 8.62%, 2/21/2001              1,230,557
           1,000,000 Harvard University, Revenue Bonds, 8.125% Bonds, 4/15/2007           1,144,010
                       TOTAL                                                              4,606,210

 FEDERATED INTERMEDIATE INCOME FUND

     PRINCIPAL
       AMOUNT                                                                            VALUE

 CORPORATE BONDS--CONTINUED
 ELECTRONICS--2.6%
 $         1,500,000 General Electric Financial Services, Inc., Medium Term Note,    $    1,835,445
                     9.18%, 12/30/2008
           2,590,000 Harris Corp., Deb., 10.375%, 12/1/2018 2,782,256 15,000
              Rockwell International Corp., Unsecured Note, 6.625%, 6/1/2005
              15,413
                       TOTAL                                                              4,633,114
 FINANCE - AUTOMOTIVE--3.3%
           1,750,000 Chrysler Financial Corp., Deb., 13.25%, 10/15/1999                   1,934,537
           2,000,000 Ford Capital BV, Note, 9.375%, 5/15/2001                             2,175,880
              35,000 Ford Motor Credit Corp., Note, 7.75%, 3/15/2005                         37,645
              20,000 Ford Motor Credit Corp., Unsecured Note, 7.75%, 10/1/1999               20,509
           1,000,000 Ford Motor Credit Corp., Unsub., 6.875%, 6/5/2001                    1,015,370
             485,000 General Motors Acceptance Corp., Medium Term Note, 7.50%,              498,648
                     5/25/2000
              45,000 General Motors Acceptance Corp., Note, 6.25%, 1/11/2000                 45,210
             155,000 General Motors Acceptance Corp., Note, 7.00%, 9/15/2002                159,982
             100,000 General Motors Acceptance Corp., Unsecured Note, 7.75%,                101,446
                     1/15/1999
                       TOTAL                                                              5,989,227
 FINANCE - RETAIL--0.0%
              50,000 Commercial Credit Co., Note, 5.55%, 2/15/2001                           49,362
              15,000 Commercial Credit Co., Note, 6.70%, 8/1/1999                            15,170
                       TOTAL                                                                 64,532
 FINANCIAL INTERMEDIARIES--4.7%
           2,000,000 (a)Amvescap PLC, Sr. Note, 6.60%, 5/15/2005                          1,996,960
              50,000 Avco Financial Services, Inc., Sr. Note, 8.50%, 10/15/1999              51,753
              40,000 CIT Group Holdings, Inc., Sr. Note, 6.375%, 5/21/1999                   40,279
           1,500,000 Donaldson, Lufkin and Jenrette Securities Corp., Note, 6.875%,       1,532,085
                     11/1/2005
              15,000 Equitable Cos., Inc., Sr. Note, 6.75%, 12/1/2000                        15,220
           2,000,000 Lehman Brothers, Inc., Sr. Sub. Note, 7.375%, 1/15/2007              2,103,940
             500,000 Merrill Lynch & Co., Inc., Note, 6.875%, 3/1/2003                      514,150
              15,000 Merrill Lynch & Co., Inc., Note, 7.375%, 5/15/2006                      15,977
             100,000 Merrill Lynch & Co., Inc., Note, 8.30%, 11/1/2002                      108,229
              65,000 Merrill Lynch & Co., Inc., Note, 8.375%, 2/9/2000                       67,673
              20,000 Morgan Stanley Group, Inc., Deb., 9.375%, 6/15/2001                     21,806
              30,000 Norwest Corp., Note, 5.75%, 2/1/2003                                    29,517
           1,050,000 Norwest Financial, Inc., Note, 6.23%, 9/1/1998                       1,053,265
               5,000 Salomon, Inc., Note, 6.375%, 10/1/2004                                   5,012

 FEDERATED INTERMEDIATE INCOME FUND

     PRINCIPAL
       AMOUNT                                                                            VALUE

 CORPORATE BONDS--CONTINUED
 FINANCIAL INTERMEDIARIES--CONTINUED
 $            10,000 Salomon, Inc., Note, 6.625%, 11/15/2003                         $       10,151
             986,574 (a)World Financial, Pass Thru Cert., Series 96 WFP-B, 6.91%,         1,033,150
                     9/1/2013
                       TOTAL                                                              8,599,167
 FINANCIAL SERVICES--1.3%
             250,000 American Express Credit Corp., Deb., 8.50%, 6/15/1999                  257,487
              20,000 Associates Corp. of North America, Sr. Note, 6.00%, 6/15/2000           20,035
           2,000,000 Associates Corp. of North America, Sr. Note, 6.68%, 9/17/1999        2,022,460
              35,000 Associates Corp. of North America, Sr. Note, 6.75%, 10/15/1999          35,447
              50,000 Caterpillar Financial Services Corp., Note, 6.77%, 3/15/1999            50,475
              30,000 John Deere Capital Corp., Sr. Note, 6.50%, 9/20/1999                    30,287
              15,000 John Deere Capital Corp., Sr. Note, 7.52%, 3/6/2000                     15,404
              10,000 Paccar Financial Corp., Sr. Note, 6.18%, 2/15/2001                      10,012
                       TOTAL                                                              2,441,607
 FOOD PRODUCTS--0.2%
               5,000 Grand Metropolitan Investment Corp., 9.00%, 8/15/2011                    6,124
               5,000 Grand Metropolitan Investment Corp., Unsecured Note, 6.50%,              5,041
                     9/15/1999
             300,000 Kraft General Foods, Inc., Deb., 6.00%, 6/15/2001                      298,977
              25,000 Union Camp Corp., Note, 6.50%, 11/15/2007                               25,352
                       TOTAL                                                                335,494
 FOREST PRODUCTS--0.0%
              25,000 Weyerhaeuser Co., Deb., 9.05%, 2/1/2003                                 27,823
 HEALTH SERVICES--0.6%
           1,000,000 Aetna Services, Inc., Company Guarantee, 6.75%, 8/15/2001            1,018,240
 INDUSTRIAL PRODUCTS & EQUIPMENT--0.2%
              10,000 Air Products & Chemicals, Inc., Note, 7.375%, 5/1/2005                  10,613
              30,000 Dresser Industries, Inc., Note, 6.25%, 6/1/2000                         30,116
             300,000 Illinois Tool Works, Inc., Note, 5.875%, 3/1/2000                      300,840
              25,000 Ingersoll-Rand Co., Note, 6.51%, 12/1/2004                              25,419
              10,000 Ingersoll-Rand Co., Note, 6.60%, 8/1/2000                               10,137
                       TOTAL                                                                377,125
 INSURANCE--8.2%
           2,500,000 Allmerica Financial Corp., Sr. Note, 7.625%, 10/15/2025              2,650,525
           2,000,000 CNA Financial Corp., Deb., 7.25%, 11/15/2023                         2,027,780
           2,000,000 (a)Equitable Life, Note, 7.70%, 12/1/2015                            2,159,520

 FEDERATED INTERMEDIATE INCOME FUND

     PRINCIPAL
       AMOUNT                                                                            VALUE

 CORPORATE BONDS--CONTINUED
 INSURANCE--CONTINUED
 $         1,000,000 GEICO Corp., Deb., 9.15%, 9/15/2021                             $    1,124,510
              25,000 ITT Hartford Group, Inc., Note, 8.30%, 12/1/2001                        26,699
              15,000 Lincoln National Corp., Note, 7.625%, 7/15/2002                         15,798
             250,000 MBIA, Deb., 9.00%, 2/15/2001                                           269,202
             900,000 Provident Cos., Inc., Bond, 7.405%, 3/15/2038                          916,809
           2,000,000 (a)Reinsurance Group of America, Sr. Note, 7.25%, 4/1/2006           2,091,400
           1,500,000 SunAmerica, Inc., Medium Term Note, 7.34%, 8/30/2005                 1,590,217
           1,400,000 SunAmerica, Inc., Sr. Note, 6.20%, 10/31/1999                        1,403,584
             500,000 SunAmerica, Inc., Sr. Note, 9.00%, 1/15/1999                           511,005
                       TOTAL                                                             14,787,049
 LEISURE & ENTERTAINMENT--0.0%
              40,000 Disney (Walt) Co., Bond, 6.375%, 3/30/2001                              40,513
 MACHINERY & EQUIPMENT--0.9%
           1,600,000 Continental Airlines, Inc., Pass Thru Cert., Series 1997-4 B,        1,643,888
                     6.90%, 7/2/2019
 METALS & MINING--1.5%
           2,500,000 Barrick Gold Corp., Deb., 7.50%, 5/1/2007                            2,642,075
 MUNICIPAL SERVICES--5.2%
           1,250,000 Atlanta & Fulton County, GA Recreation Authority, Taxable            1,251,862
                     Revenue Bonds, Series 1997, 7.00% Bonds (Downtown Arena
                     Project)/(FSA INS), 12/1/2028
           1,325,000 Kansas City, MO Redevelopment Authority, 7.65% Bonds (FSA            1,432,590
                     LOC), 11/1/2018
           2,000,000 McKeesport, PA, Taxable G.O. Series B 1997, 7.30% Bonds (MBIA        2,044,440
                     INS), 3/1/2020
           1,000,000 Miami Florida Revenue Pension Obligation, 7.20% Bonds (AMBAC         1,021,440
                     LOC), 12/1/2025
           1,250,000 Minneapolis/St. Paul, MN Airport Commission, UT GO Taxable           1,397,250
                     Revenue Bonds (Series 9), 8.95% Bonds (Minneapolis/St. Paul,
                     MN), 1/1/2022
           1,000,000 Pittsburgh, PA Urban Redevelopment Authority, 9.07% Bonds            1,147,770
                     (CGIC GTD), 9/1/2014
           1,000,000 St. Johns County, FL Convention Center, Taxable Municipal            1,101,300
                     Revenue Bonds, 8.00% Bonds (FSA INS), 1/1/2026
                       TOTAL                                                              9,396,652
 OIL & GAS--1.2%
              10,000 Atlantic Richfield Co., Deb., 9.125%, 3/1/2011                          12,507
           1,750,000 Phillips Petroleum Co., Deb., 9.18%, 9/15/2021                       1,959,860
             250,000 Shell Oil Co., Deb., 6.95%, 12/15/1998                                 252,202
                       TOTAL                                                              2,224,569

 FEDERATED INTERMEDIATE INCOME FUND

     PRINCIPAL
       AMOUNT                                                                            VALUE

 CORPORATE BONDS--CONTINUED
 PHARMACEUTICAL--0.4%
 $           500,000 American Home Products Corp., Note, 7.70%, 2/15/2000            $      515,240
             250,000 American Home Products Corp., Note, 7.90%, 2/15/2005                   272,660
                       TOTAL                                                                787,900
 RAIL INDUSTRY--0.6%
           1,000,000 Atchison Topeka & Santa Fe RR, Equip. Trust, 6.55%, 1/6/2013         1,007,960
 RETAILERS--4.1%
              15,000 Dillard Investment, Deb., 9.25%, 2/1/2001                               16,141
           1,874,000 Eckerd Corp., Sr. Sub. Note, 9.25%, 2/15/2004                        2,002,538
           2,000,000 May Department Stores Co., Deb., 8.125%, 8/15/2035                   2,210,980
           2,250,000 Penney (J.C.) Co., Inc., Deb., 7.65%, 8/15/2016                      2,423,678
             300,000 Sears, Roebuck & Co., Deb., 8.45%, 11/1/1998                           304,293
             500,000 Sears, Roebuck & Co., Medium Term Note, 7.32%, 4/24/2000               512,205
                       TOTAL                                                              7,469,835
 SOVEREIGN GOVERNMENT--3.5%
           1,000,000 Quebec, Province of, Deb., 13.25%, 9/15/2014                         1,137,250
           1,500,000 Quebec, Province of, Deb., 7.50%, 7/15/2023                          1,634,670
           1,000,000 Quebec, Province of, Deb., 9.125%, 8/22/2001                         1,080,000
           1,000,000 Sweden, Kingdom of, Deb., 10.25%, 11/1/2015                          1,342,300
           1,000,000 Victoria Public Authority, Local Gov't. Guarantee, 8.25%,            1,065,625
                     1/15/2002
                       TOTAL                                                              6,259,845
 SURFACE TRANSPORTATION--1.9%
           3,000,000 Trans Ocean Container Corp., Sr. Sub. Note, 12.25%, 7/1/2004         3,399,810
 TECHNOLOGY SERVICES--0.0%
              35,000 Lucent Technologies, Inc., Note, 6.90%, 7/15/2001                       35,931
 TELECOMMUNICATIONS & CELLULAR--1.3%
           1,500,000 Cox Communications, Inc., Medium Term Note, 6.69%, 9/20/2004         1,520,760
             800,000 New England Telephone & Telegraph, Deb., 8.625%, 8/1/2001              862,408
                       TOTAL                                                              2,383,168
 UTILITIES--4.6%
           2,000,000 Big Rivers Electric Corp., 9.52%, 3/15/2019                          2,101,540
             250,000 Central Illinois Public, 1st Mtg. Bond, 6.00%, 4/1/2000                250,595
             250,000 Consolidated Edison Co., Deb., Series 92B, 7.625%, 3/1/2004            267,518
              60,000 Duke Energy Corp., 1st Ref. Mtg., 6.25%, 8/12/1999                      60,452
           1,250,000 Enersis S.A., Note, 7.40%, 12/1/2016                                 1,246,538

 FEDERATED INTERMEDIATE INCOME FUND

     PRINCIPAL
       AMOUNT                                                                            VALUE

 CORPORATE BONDS--CONTINUED
 UTILITIES--CONTINUED
 $         1,500,000 (a)Israel Electric Corp. Ltd., Sr. Note, 7.875%, 12/15/2026     $    1,542,165
              30,000 Michigan Consolidated Gas, 1st Mtg. Bond, 6.80%, 6/15/2003              30,845
             300,000 Midwest Power Systems, Inc., Mtg. Bond, 6.75%, 2/1/2000                304,323
             180,000 Minnesota Power and Light Co., 1st Mtg. Bond, 7.75%, 6/1/2007          191,187
           1,000,000 Puget Sound Energy, Inc., Medium Term Note, 7.02%, 12/1/2027         1,017,180
               5,000 Sonat, Inc., Note, 6.875%, 6/1/2005                                      5,105
             500,000 (a)Tenaga Nasional Berhad, Deb., 7.50%, 1/15/2096                      378,765
             400,000 Virginia Electric Power Co., Mtg. Bond, Series A, 9.375%,              401,308
                     6/1/1998
             500,000 Wisconsin Tel Co., Deb., 6.25%, 8/1/2004                               497,365
                       TOTAL                                                              8,294,886
                       TOTAL CORPORATE BONDS (IDENTIFIED COST $113,674,515)             116,960,256
 GOVERNMENT AGENCIES--5.5%
             100,000 Federal Farm CreditBank, Note, 7.30%, 9/11/2001                        100,683
             245,000 Federal Home Loan Bank, Bond, 7.04%, 1/24/2011                         244,192
             250,000 Federal Home Loan Bank, Deb., 6.178%, 1/10/2001                        250,528
             325,000 Federal Home Loan Bank, Note, 6.11%, 1/19/2001                         325,718
              75,000 Federal Home Loan Mortgage Corp., Deb., 4.77%, 9/14/1998                74,865
             300,000 Federal Home Loan Mortgage Corp., Deb., 6.28%, 7/15/2003               299,280
             100,000 Federal Home Loan Mortgage Corp., Deb., 7.318%, 6/18/2001              100,291
              50,000 Federal Home Loan Mortgage Corp., Note, 6.93%, 3/17/2004                50,341
             500,000 Federal National Mortgage Association, 8.25%, 12/18/2000               529,915
           1,650,000 Federal National Mortgage Association, Medium Term Note,             1,694,072
                     6.71%, 7/24/2001
             750,000 Federal National Mortgage Association, Medium Term Note,               753,728
                     7.43%, 8/4/2005
             100,000 Federal National Mortgage Association, Note, 7.17%, 1/20/2004          101,084
           1,800,000 Tennessee Valley Authority, 8.625%, 11/15/2029                       1,713,258
             500,000 Tennessee Valley Authority, 6.125%, 7/15/2003                          498,970
           3,305,000 Tennessee Valley Authority, Note, 8.625%, 11/15/2029                 3,145,732
                       TOTAL GOVERNMENT AGENCIES (IDENTIFIED COST $9,883,268)             9,882,657
 MORTGAGE BACKED SECURITIES--12.5%
 FEDERAL HOME LOAN MORTGAGE CORPORATION--3.4%
             912,910 Pool E66857, 6.50%, 5/1/2012                                           918,041
           3,663,000 Pool E70007, 6.00%, 4/1/2013                                         3,613,769
           1,682,000 (b)Pool TBA, 7.00%, 6/1/2099                                         1,703,866
                        TOTAL                                                             6,235,676

 FEDERATED INTERMEDIATE INCOME FUND

     PRINCIPAL
       AMOUNT
     OR SHARES                                                                           VALUE

 MORTGAGE BACKED SECURITIES--CONTINUED
 FEDERAL NATIONAL MORTGAGE ASSOCIATION--4.1%
 $         1,055,403 Pool 250412, 7.00%, 12/1/2010                                   $    1,075,519
             898,180 Pool 267905, 7.00%, 2/1/2024                                           915,865
           1,672,289 Pool 354370, 6.50%, 8/1/2003                                         1,679,613
           1,807,105 Pool 421090, 6.50%, 4/1/2028                                         1,789,034
           1,980,000 Pool 421590, 6.50%, 4/1/2028                                         1,960,200
                       TOTAL                                                              7,420,231
 GOVERNMENT NATIONAL MORTGAGE ASSOCIATION--5.0%
              54,108 Pool 1851, 7.50%, 6/20/2007                                             55,664
           1,102,478 Pool 312595, 8.00%, 1/15/2022                                        1,147,261
             874,212 Pool 379983, 7.50%, 2/15/2024                                          901,260
           2,005,438 Pool 468686, 7.50%, 2/15/2028                                        2,061,209
             778,367 Pool 780204, 7.00%, 7/15/2025                                          790,043
           2,452,089 Pool 780359, 7.50%, 12/15/2023                                       2,527,172
           1,500,000 Pool TBA, 7.00%, 5/1/2099                                            1,518,285
                       TOTAL                                                              9,000,894
                       TOTAL MORTGAGE-BACKED SECURITIES (IDENTIFIED COST $22,346,250)    22,656,801
 PREFERRED STOCKS--1.5%
 TECHNOLOGY SERVICES--1.5%
              29,000 Microsoft Corp., Cumulative Conv. Pfd., Series A, $2.20              2,700,625
                     (identified cost $2,580,544)
 TREASURY SECURITIES--9.5%
 U.S. TREASURY BONDS--6.9%
 $         1,500,000 Bond, 10.75%, 8/15/2005                                              1,939,755
           1,500,000 Bond, 11.625%, 11/15/2004                                            1,975,695
              75,000 Bond, 12.00%, 8/15/2013                                                109,859
           3,800,000 Bond, 6.00%, 2/15/2026                                               3,790,120
           1,200,000 Bond, 6.125%, 11/15/2027                                             1,229,052
           2,500,000 Bond, 6.375%, 8/15/2027                                              2,637,050
             255,000 Bond, 7.125%, 2/15/2023                                                290,412
             140,000 Bond, 7.875%, 2/15/2021                                                171,443
             265,000 Bond, 9.875%, 11/15/2015                                               375,492
                       TOTAL                                                             12,518,878

 FEDERATED INTERMEDIATE INCOME FUND

     PRINCIPAL
       AMOUNT                                                                            VALUE

 TREASURY SECURITIES--CONTINUED
 U.S. TREASURY NOTES--2.6%
 $         2,500,000 Note, 5.625%, 12/31/2002                                        $    2,495,950
               5,000 Note, 5.75%, 8/15/2003                                                   5,014
              50,000 Note, 6.375%, 7/15/1999                                                 50,511
              20,000 Note, 6.50%, 4/30/1999                                                  20,199
               5,000 Note, 7.50%, 2/15/2005                                                   5,492
           2,000,000 Note, 7.75%, 11/30/1999                                              2,066,440
              25,000 Note, 7.875%, 11/15/1999                                                25,856
                       TOTAL                                                              4,669,462
                       TOTAL TREASURY SECURITIES (IDENTIFIED COST $17,009,921)           17,188,340
 (C)REPURCHASE AGREEMENTS--6.5%
           1,682,000 Goldman Sachs Group, LP, 5.48%, dated 4/17/1998, due
           6/10/1998 1,682,000 8,345,000 BT Securities Corp., 5.53%, dated
           4/30/1998, due 5/1/1998 8,345,000 1,682,000 Credit Suisse First
           Boston, Inc., 5.47%, dated 4/3/1998, due 1,682,000
                     5/13/1998
                       TOTAL REPURCHASE AGREEMENTS (AT AMORTIZED COST)                   11,709,000
                       TOTAL INVESTMENTS (IDENTIFIED COST $180,504,266)(D)            $ 184,416,665

(a) Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. At April 30, 1998, these securities amounted to $17,645,788 which represents 9.7% of net assets.

(b) Indicates a security subject to dollar roll transactions.

(c) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investments in the repurchase agreements are through participation in joint accounts with other Federated funds.

(d) The cost of investments for federal tax purposes amounts to $180,504,458. The net unrealized appreciation/depreciation of investments on a federal tax basis amounts to $3,912,207 which is comprised of $4,389,493 appreciation and $477,286 depreciation at April 30, 1998.

Note: The categories of investments are shown as a percentage of net assets
      ($181,234,293) at April 30, 1998.

The following acronyms are used throughout this portfolio: AMBAC -- American Municipal Bond Assurance Corporation CGIC -- Capital Guaranty Insurance Corporation CMO -- Collateralized Mortgage Obligation FSA -- Financial Security Assurance GO -- General Obligation GTD -- Guaranty INS -- Insured LOC -- Letter of Credit LP -- Limited Partnership MBIA -- Municipal Bond Investors Assurance PLC -- Public Limited Company TBA -- To Be Announced UT -- Unlimited Tax

(See Notes which are an integral part of the Financial Statements)

                     STATEMENT OF ASSETS AND LIABILITIES
                     FEDERATED INTERMEDIATE INCOME FUND
                               APRIL 30, 1998

 ASSETS:
 Total investments in securities, at value (identified cost                           $ 184,416,665
 $180,504,266 and tax cost $180,504,458)
 Income receivable                                                                        3,173,445
 Receivable for shares sold                                                               1,764,867
 Prepaid expenses                                                                             8,891
   Total assets                                                                         189,363,868
 LIABILITIES:
 Payable to bank                                                      $   211,772
 Payable for investments purchased                                      5,201,377
 Payable for shares redeemed                                              318,023
 Income distribution payable                                              694,296
 Payable for dollar roll transactions                                   1,704,107
   Total liabilities                                                                      8,129,575
 Net Assets for 17,823,301 shares outstanding                                         $ 181,234,293
 NET ASSETS CONSIST OF:
 Paid in capital                                                                      $ 177,190,229
 Net unrealized appreciation of investments                                               3,912,399
 Accumulated net realized gain on investments                                                87,749
 Undistributed net investment income                                                         43,916
   Total Net Assets                                                                   $ 181,234,293
 NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
 INSTITUTIONAL SHARES:
 $176,712,153 / 17,378,600 shares outstanding                                                $10.17
 INSTITUTIONAL SERVICE SHARES:
 $4,522,140 / 444,701 shares outstanding                                                     $10.17

(See Notes which are an integral part of the Financial Statements)

                           STATEMENT OF OPERATIONS
                     FEDERATED INTERMEDIATE INCOME FUND
                         YEAR ENDED APRIL 30, 1998

 INVESTMENT INCOME:
 Dividends                                                                             $     25,034
 Interest (net of dollar roll expense of $4,062)                                         10,060,944
   Total income                                                                          10,085,978
 EXPENSES:
 Investment advisory fee                                                  $   736,045
 Administrative personnel and services fee                                    155,001
 Custodian fees                                                                10,108
 Transfer and dividend disbursing agent fees and expenses                      35,753
 Directors'/Trustees' fees                                                      5,002
 Auditing fees                                                                 17,859
 Legal fees                                                                     2,671
 Portfolio accounting fees                                                     51,691
 Distribution services fee--Institutional Service Shares                        4,643
 Shareholder services fee--Institutional Shares                               363,384
 Shareholder services fee--Institutional Service Shares                         4,643
 Share registration costs                                                      47,375
 Printing and postage                                                          24,938
 Insurance premiums                                                             3,468
 Miscellaneous                                                                 46,153
   Total expenses                                                           1,508,734
 Waivers --
   Waiver of investment advisory fee                        $ (319,611)
   Waiver of distribution services fee--Institutional           (1,671)
 Service Shares
   Waiver of shareholder services fee--Institutional          (363,384)
 Shares
   Waiver of shareholder services fee--Institutional            (2,971)
 Service Shares
   Total waivers                                                             (687,637)
     Net expenses                                                                           821,097
       Net investment income                                                              9,264,881
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain on investments                                                           468,050
 Net change in unrealized appreciation of investments                                     4,611,356
   Net realized and unrealized gain on investments                                        5,079,406
     Change in net assets resulting from operations                                    $ 14,344,287

(See Notes which are an integral part of the Financial Statements)

                     STATEMENT OF CHANGES IN NET ASSETS
                     FEDERATED INTERMEDIATE INCOME FUND

                                                                         YEAR ENDED APRIL 30,
                                                                         1998            1997
 INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS--
 Net investment income                                               $    9,264,881  $    6,998,262
 Net realized gain (loss) on investments ($356,180 net gain and             468,050        (380,854)
 $268,793 net loss, respectively, as computed for federal tax purposes)
 Net change in unrealized appreciation                                    4,611,356         356,638
   Change in net assets resulting from operations                        14,344,287       6,974,046
 DISTRIBUTIONS TO SHAREHOLDERS--
 Distributions from net investment income
   Institutional Shares                                                  (9,121,587)     (6,940,716)
   Institutional Service Shares                                            (111,464)        (45,460)
 Distributions from net realized gains
   Institutional Shares                                                          --         (56,910)
   Institutional Service Shares                                                  --            (534)
   Change in net assets resulting from distributions to                  (9,233,051)     (7,043,620)
 shareholders
 SHARE TRANSACTIONS--
 Proceeds from sale of shares                                            87,933,934      70,364,497
 Net asset value of shares issued to shareholders in payment of           1,772,639       1,225,640
 distributions declared
 Cost of shares redeemed                                                (35,680,483)    (37,424,842)
   Change in net assets resulting from share transactions                54,026,090      34,165,295
     Change in net assets                                                59,137,326      34,095,721
 NET ASSETS:
 Beginning of period                                                    122,096,967      88,001,246
 End of period (including undistributed net investment income of     $  181,234,293  $  122,096,967
 $43,916 and $12,086, respectively)

(See Notes which are an integral part of the Financial Statements)

                 FINANCIAL HIGHLIGHTS--INSTITUTIONAL SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                  YEAR ENDED APRIL 30,
                                        1998     1997     1996    1995   1994(A)
NET ASSET VALUE, BEGINNING OF PERIOD   $ 9.79   $ 9.77   $ 9.55  $ 9.53  $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                  0.63     0.63     0.66    0.66    0.23
  Net realized and unrealized gain
  (loss) on investments                  0.38     0.03     0.22    0.02   (0.47)
  Total from investment operations       1.01     0.66     0.88    0.68   (0.24)
LESS DISTRIBUTIONS
  Distributions from net
  investment income                     (0.63)   (0.63)   (0.66)  (0.66)  (0.23)
  Distributions from net realized
  gain on investments                      --    (0.01)      --      --      --
  Total distributions                   (0.63)   (0.64)   (0.66)  (0.66)  (0.23)
NET ASSET VALUE, END OF PERIOD         $10.17   $ 9.79   $ 9.77  $ 9.55  $ 9.53
TOTAL RETURN(B)                         10.58%    7.00%    9.13%   7.53%  (2.48%)
RATIOS TO AVERAGE NET ASSETS
  Expenses                               0.55%    0.55%    0.55%   0.48%   0.00%*
  Net investment income                  6.30%    6.48%    6.52%   7.12%   6.36%*
  Expense waiver/reimbursement(c)        0.47%    0.57%    0.85%   1.22%   1.40%*
SUPPLEMENTAL DATA
  Net assets, end of period
  (000 omitted)                      $176,712 $121,307  $87,493 $32,508 $17,702
  Portfolio turnover                       44%      55%      66%     88%      0%

* Computed on an annualized basis.

(a) Reflects operations for the period from December 15, 1993 (date of initial public investment) to April 30, 1994.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

             FINANCIAL HIGHLIGHTS--INSTITUTIONAL SERVICE SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                       YEAR ENDED APRIL 30,
                                                               1998   1997    1996   1995  1994(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                         $ 9.79  $ 9.76 $ 9.55 $ 9.53  $10.00
 INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                        0.61    0.61   0.63   0.64    0.22
   Net realized and unrealized gain (loss) on investments       0.38    0.04   0.21   0.02   (0.47)
   Total from investment operations                             0.99    0.65   0.84   0.66   (0.25)
 LESS DISTRIBUTIONS
   Distributions from net investment income                    (0.61)  (0.61) (0.63) (0.64)  (0.22)
   Distributions from net realized gain on investments            --   (0.01)    --     --      --
   Total distributions                                         (0.61)  (0.62) (0.63) (0.64)  (0.22)
 NET ASSET VALUE, END OF PERIOD                               $10.17  $ 9.79 $ 9.76 $ 9.55  $ 9.53
 TOTAL RETURN(B)                                               10.31%   6.73%  8.86%  7.27%  (2.57%)
 RATIOS TO AVERAGE NET ASSETS
   Expenses                                                     0.80%   0.80%  0.80%  0.72%   0.25%*
   Net investment income                                        6.03%   6.21%  6.31%  6.85%   6.12%*
   Expense waiver/reimbursement(c)                              0.47%   0.57%  0.85%  1.22%   1.40%*
 SUPPLEMENTAL DATA
   Net assets, end of period (000 omitted)                    $4,522    $790   $508   $276    $225
   Portfolio turnover                                             44%     55%    66%    88%      0%

* Computed on an annualized basis.

(a) Reflects operations for the period from December 15, 1993 (date of initial public investment) to April 30, 1994.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

                        NOTES TO FINANCIAL STATEMENTS

                     FEDERATED INTERMEDIATE INCOME FUND

                               APRIL 30, 1998

ORGANIZATION

Federated Income Securities Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of two portfolios. The financial statements included herein are only those of Federated Intermediate Income Fund (the "Fund"). The investment objective of the Fund is to provide current income. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

The Fund offers two classes of shares: Institutional Shares and Institutional Service Shares.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

REPURCHASE AGREEMENTS

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/ dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES, AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

FEDERAL TAXES

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

RESTRICTED SECURITIES

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

Additional information on each restricted security held at April 30, 1998 is as follows:

          SECURITY             ACQUISITION DATE   ACQUISITION COST
 Amvescap PLC, Sr. Note          4/30/1998        $ 1,996,960
 Bayer Corp., Deb.               3/21/1996          1,496,576
 British Aerospace Finance,      6/26/1997          1,488,941
 Inc.
 CIBC Capital Funding LP        12/11/1997          2,098,312
 Den Danske Bank, Note            1/7/1998          1,051,496
 Equitable Life, Note           12/17/1997 -        2,137,477
                                 2/11/1998
 Hutchison Whampoa Finance       7/25/1997          1,241,211
 Israel Electric Corp. Ltd.,     1/28/1997          1,497,078
 Sr. Note
 Reinsurance Group of            3/19/1996 -        1,989,999
 America, Sr. Note                6/2/1997
 Swedbank, Sub.                   1/7/1998          1,044,344
 Tenaga Nasional Berhad,          3/3/1997            474,926
 Deb.
 World Financial, Pass Thru     11/18/1996            986,574
 Cert. Series 96

DOLLAR ROLL TRANSACTIONS

The Fund enters into dollar roll transactions, with respect to mortgage securities issued by GNMA, FNMA and FHLMC, in which the Fund sells mortgage securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon, and maturity) securities at a later date at an agreed upon price. Dollar roll transactions involve "to be announced" securities and are treated as short-term financing arrangements which will not exceed twelve months. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Fund's current yield and total return.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses, and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on the trade date.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares. Transactions in shares were as follows:


                                                               YEAR ENDED APRIL 30,
                                                          1998                    1997
 INSTITUTIONAL SHARES                             SHARES       AMOUNT       SHARES       AMOUNT
 Shares sold                                     8,315,206 $   83,824,071   7,046,674 $ 69,424,049
 Shares issued to shareholders in payment of
 distributions declared                            167,124      1,687,992     121,307    1,193,759
 Shares redeemed                                (3,490,041)   (35,185,913) (3,741,544) (36,732,127)
   Net change resulting from Institutional
   Share transactions                            4,992,289 $   50,326,150   3,426,437 $ 33,885,681

                              YEAR ENDED APRIL 30,
                                    1998 1997
 INSTITUTIONAL SERVICE SHARES                     SHARES       AMOUNT       SHARES      AMOUNT
 Shares sold                                       404,462 $   4,109,863    95,657  $   940,448
 Shares issued to shareholders in payment of
 distributions declared                              8,355        84,647     3,236       31,881
 Shares redeemed                                   (48,804)     (494,570)  (70,216)    (692,715)
   Net change resulting from Institutional
   Service Share transactions                      364,013 $   3,699,940    28,677  $   279,614
 Net change resulting from share
 transactions                                    5,356,302 $  54,026,090 3,455,114  $34,165,295

INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE

Federated Management, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.50% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Institutional Service Shares. The Plan provides that the Fund may incur distribution expenses up to 0.25% of average daily net assets of the Institutional Service Shares, annually, to compensate FSC. The distributor may voluntarily choose to waive any portion of its fee. The distributor can modify or terminate this voluntary waiver at any time at its sole discretion.

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES

FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

ORGANIZATIONAL EXPENSES

Organizational expenses of $86,699 were borne initially by the Adviser. The Fund has reimbursed the Adviser for these expenses. These expenses have been deferred and are being amortized over the five-year period following the Fund's effective date. For the year ended April 30, 1998, the Fund expensed $16,858 of organizational expenses.

GENERAL

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended April 30, 1998, were as follows:

Purchases  $ 118,064,847
Sales      $  63,750,464

YEAR 2000 (UNAUDITED)

Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Adviser and admininstrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps willl be sufficient to avoid any adverse impact to the Fund.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees and Shareholders of FEDERATED INTERMEDIATE INCOME FUND (a Portfolio of Federated Income Securities Trust):

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Intermediate Income Fund (one of the portfolios comprising Federated Income Securities Trust), as of April 30, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1998, by correspondence with the custodian and a broker or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Intermediate Income Fund, a portfolio of Federated Income Securities Trust, at April 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

ERNST & YOUNG LLP

Pittsburgh, Pennsylvania
June 19, 1998

                                  TRUSTEES

                               John F. Donahue
                              Thomas G. Bigley
                             John T. Conroy, Jr.
                          Nicholas P. Constantakis
                             William J. Copeland
                                James E. Dowd
                           Lawrence D. Ellis, M.D.
                           Edward L. Flaherty, Jr.
                               Peter E. Madden
                             John E. Murray, Jr.
                              Wesley W. Posvar
                              Marjorie P. Smuts

                                  OFFICERS
                               John F. Donahue
                                  Chairman
                               Glen R. Johnson
                                  President
                           J. Christopher Donahue
                          Executive Vice President
                             Edward C. Gonzales
                          Executive Vice President
                              John W. McGonigle
             Executive Vice President, Treasurer, and Secretary
                              Richard B. Fisher
                               Vice President
                              Anthony R. Bosch
                             Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

[Graphic]
Federated Investors

Federated Intermediate Income Fund

Federated Securities Corp., Distributor
Federated Investors, Inc.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
1-800-341-7400
www.federatedinvestors.com

ANNUAL REPORT TO SHAREHOLDERS
APRIL 30, 1998

Cusip 31420C407
Cusip 31420C506
G00715-02 (6/98)

[Graphic]






PRESIDENT'S MESSAGE

Dear Shareholder:

I am pleased to present the Annual Report to Shareholders for Federated Short-Term Income Fund, a portfolio of Federated Income Securities Trust. The report covers the 12-month period from May 1, 1997, through April 30, 1998. It begins with a review of the bond market by the fund's portfolio manager, followed by a complete listing of fund holdings and its financial statements.

On behalf of investors, the fund pursues income through a diversified portfolio consisting primarily of short-term, high-quality debt securities.

At the end of the reporting period, the fund's portfolio was invested primarily in corporate bonds/asset-backed securities (69.4%), followed by non-government agency mortgage-backed securities (17.0%), government agency mortgage-backed securities (5.7%) and U.S. Treasury notes (2.4%).

During the 12-month reporting period, the fund's Institutional Shares produced a total return of 6.88% through dividends totaling $0.52 per share and a net asset value increase of $0.06 per share.* The fund's Institutional Service Shares produced a total return of 6.61% through dividends totaling $0.50 per share and a net asset value increase of $0.06 per share.*

Total net assets in the fund reached $212.4 million at the end of the reporting period.

Thank you for selecting Federated Short-Term Income Fund as a high-quality, short-term income investment. As always, we welcome your questions, comments, or suggestions.

Sincerely,

[Graphic]

Glen R. Johnson
President
June 15, 1998

* Performance quoted reflects past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

MANAGEMENT DISCUSSION & ANALYSIS

The investment objective of the fund is to seek to provide current income. To the extent consistent with this objective, the fund will strive to minimize fluctuation in principal value through a portfolio with an effective modified duration of two years or less.

The fund invested its assets primarily in a broad range of investment grade securities rated A or better, or of comparable quality. These included fixed and floating rate corporate bonds, asset-backed and mortgage-backed securities, and U.S. government-backed securities which are guaranteed as to the timely payment of principal and interest by the U.S. government, its agencies or instrumentalities. Fund shares however, are not guaranteed by the U.S. government.

The total return for the one-year period ended April 30, 1998, for the fund's Institutional Shares and Institutional Service Shares were 6.88% and 6.61%, respectively.* The net asset value of the fund increased from $8.68 at April 30, 1997 to $8.74 on April 30, 1998. The net assets of the fund decreased from $232.0 million to $212.4 million, while the 30-day distribution rate of the fund's Institutional Shares and Institutional Service Shares decreased from 6.19% to 5.44% and 5.94% to 5.19%, respectively.* As of April 30, 1998, the 30-day SEC yields for Institutional Shares and Institutional Service Shares were 6.19% and 5.94%, respectively.* The effective modified duration of the fund at April 30, 1998 was 1.5 years, in the middle of the fund's 1.0 to 2.0 year specified duration range.

The U.S. Treasury yield curve delivered a mildly positive result during the period under review. Yields in the part of the Treasury yield curve where the fund generally invests declined by anywhere from 25 to 55 basis points. This, along with other positive factors, made for a reasonable overall outcome for the fund. Returns on both classes of shares were significantly higher than that of the Lipper Institutional Money Market Fund** category average for the reporting period (category average return of 5.41%), while the fund's Institutional Shares return of 6.88% also bested the average return of its own peer group, the Lipper Short Investment Grade Debt category which returned 6.67%.

As the fund's fiscal year drew to a close, the outlook for a continued slow decline in short-term interest rates over the intermediate term remained intact. Inflation is at its lowest level in a generation, and the U.S. economy, while still in very reasonable shape, appears to be slowing just a bit. That being said, it is not inconceivable that the Federal Reserve Board (the "Fed") could raise short-term interest rates to offset a robust labor market, but even if this event occurs, any negative effect on the short end of the U.S. yield curve would probably be short-lived. In fact, yields at the long end of the curve have the potential to decline given the prospect of even lower inflation brought on by a slowing economy.

With regard to sector performance, investors were generally compensated for exposure to the "spread" products during the repurchasing period, despite a flight to quality brought on by the "Asian contagion" in the latter part of 1997, which temporarily made such product less attractive. Overall, asset-backed and investment grade corporate bonds ended up outperforming comparable maturity Treasury securities, while mortgage-backed securities underperformed slightly. During the repurchasing period, the fund generally maintained its largest exposure in asset-backed securities, attempting within that sector to obtain outperformance on a security specific basis. Mortgage-backed securities received the smallest weighting of the three "spread" sectors, and more Treasury exposure was added in the fourth quarter of 1997 at the further expense of mortgage-backed securities. Conventional Treasury and agency securities however, still comprised the smallest overall portion of the fund at period end. The fund's duration posture over the reporting period could generally be regarded as neutral. Duration was maintained between 1.40 and 1.65 years at all times, well inside either end of the one to two year allowed duration range.

With regard to overall credit quality, the fund remained solidly investment grade, with over 60% of fund assets rated "AAA" at the current fiscal year-end, and no securities rated below "A" (per prospectus limitation). While the limitation on securities rated below "A" makes for a very high average level of credit quality, it also adversely affected the fund's return by preventing it from purchasing lower quality investments, which tended to perform well during the repurchasing period.

The current asset mix of the fund continues to consist of traditional corporate, mortgage-backed and asset-backed securities, with the largest concentration in the latter category. With yields not expected to increase or decrease precipitously in the near to intermediate term, asset-backed and mortgage-backed securities (particularly the former), which offer high quality with a yield advantage over Treasury securities, would appear to offer value. In light of the reasonable economic scenario depicted above, traditional corporates would also appear to offer some value, though corporates might be considered "tight to treasuries" by historical standards.

* Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

** Unlike the fund, money market funds seek to maintain a stable net asset value of $1.00 per share.

FEDERATED SHORT-TERM INCOME FUND--INSTITUTIONAL SHARES

GROWTH OF $25,000 INVESTED IN FEDERATED SHORT-TERM INCOME FUND
(INSTITUTIONAL SHARES)

The graph below illustrates the hypothetical investment of $25,000* in the Federated Short-Term Income Fund (Institutional Shares) (the "Fund") from April 30, 1988 to April 30, 1998, compared to the Merrill Lynch Total Return Investment Grade Corporates Index (Short-Term 1-2.99 Years) ("MLTRIGCI")+ and the Lipper Short Investment Grade Debt Funds Average ("LSIGDFA").++

[Graphic "A3" omitted.  See Appendix.]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* The Fund's performance assumes the reinvestment of all dividends and distributions. The MLTRIGCI and the LSIGDFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

+ The MLTRIGCI is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. This index is unmanaged.

++ The LSIGDFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the Securities and Exchange Commission requires to be reflected in a fund's performance.

FEDERATED SHORT-TERM INCOME FUND--INSTITUTIONAL SERVICE SHARES

GROWTH OF $25,000 INVESTED IN FEDERATED SHORT-TERM INCOME FUND
(INSTITUTIONAL SERVICE SHARES)

The graph below illustrates the hypothetical investment of $25,000* in the Federated Short-Term Income Fund (Institutional Service Shares) (the "Fund") from January 24, 1992 (start of performance) to April 30, 1998, compared to the Merrill Lynch Total Return Investment Grade Corporates Index (Short-Term 1-2.99 Years) ("MLTRIGCI")+ and the Lipper Short Investment Grade Debt Funds Average ("LSIGDFA").++

[Graphic "A4" omitted.  See Appendix.]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* The Fund's performance assumes the reinvestment of all dividends and distributions. The MLTRIGCI and the LSIGDFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

+ The MLTRIGCI is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. This index is unmanaged.

++ The LSIGDFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the Securities and Exchange Commission requires to be reflected in a fund's performance.

PORTFOLIO OF INVESTMENTS
FEDERATED SHORT-TERM INCOME FUND
APRIL 30, 1998

      PRINCIPAL
       AMOUNT                                                                            VALUE
 CORPORATE BONDS/ASSET-BACKED SECURITIES 69.4%
 AUTOMOTIVE 13.3%
 $          2,411,855 AFG Receivables Trust 1997-B, Class B, 6.40%, 2/15/2003        $    2,421,720
              986,135 Chevy Chase Auto Trust 1995-1, Class A, 6.00%, 12/15/2001             988,413
              612,688 Daimler-Benz Auto Grantor Trust 1995-A, Class A, 5.85%,               613,316
                      5/15/2002
              672,663 Fleetwood Credit Corp. 1992-A, Class A, 7.10%, 2/15/2007              672,656
            1,603,987 Honda Auto Receivables Grantor Trust 1995-A, Class A, 6.20%,        1,607,948
                      12/15/2000
            1,332,116 Navistar Financial Corp. Owner Trust 1995-A, Class B, 6.85%,        1,343,719
                      11/20/2001
            6,000,000 Navistar Financial Dealer Note Trust 1990-A, Class A-3,             6,019,200
                      6.54844%, 1/25/2003
            2,771,617 Olympic Automobile Receivables Trust 1995-B, Class A2, 7.35%,       2,817,625
                      10/15/2001
            5,000,000 Olympic Automobile Receivables Trust 1996-C, Class A5, 7.00%,       5,128,575
                      3/15/2004
            3,000,000 Premier Auto Trust 1995-3, Class B, 6.25%, 8/6/2001                 3,012,030
            1,819,064 The CIT Group Securitization Corp. II, Class B, 6.45%,              1,826,177
                      6/15/2018
            1,429,622 (a)World Omni Automobile Lease Securitization Trust
                      1996-A, 1,431,981 Class A1, 6.30%, 6/25/2002
              420,000 World Omni Automobile Lease Securitization Trust 1997-A,              425,657
                      Class A3, 6.85%, 6/25/2003
                      TOTAL                                                              28,309,017
 BANKING 9.4%
            3,000,000 (a)BankAmerica Corp., Sub. Note, 5.50%, 6/25/2003                   2,998,260
            5,000,000 (a)Citicorp, Sub. Note, 5.725%, 10/25/2005                          4,929,250
            1,000,000 (a)J.P. Morgan & Co., Inc., Sub. Note, 5.3789%, 8/19/2002             986,550
            3,000,000 (b)KeyCorp, Series A, 6.625%, 6/15/2029                             3,016,737
            2,000,000 Mercantile Bancorporation, Inc., 6.80%, 6/15/2001                   2,037,840
            2,000,000 National Australia Bank, Ltd., Melbourne, Sub. Note, Series         2,004,564
                      A, 6.40%, 12/10/2007
            4,000,000 Toronto-Dominion Bank, Sub. Note, 7.875%, 8/15/2004                 4,081,960
                      TOTAL                                                              20,055,161
 BEVERAGE & TOBACCO 1.4%
            3,000,000 Philip Morris Cos., Inc., Deb., 6.00%, 11/15/1999                   2,982,840
 CREDIT CARD 14.1%
            3,000,000 American Express Credit Account Master Trust 1997-1, Class A,       3,045,810
                      6.40%, 4/15/2005
            3,000,000 Banco Nacional de Mexico S.A., Credit Card Merchant Voucher         2,999,070
                      Receivables Master Trust Series 1996-A, Class A1, 6.25%,
                      12/1/2003
            5,000,000 Bridgestone/Firestone Master Trust 1996-1, Class B, 6.49%,          5,054,300
                      7/1/2003
            2,000,000 Chemical Master Credit Card Trust I 1995-3, Class A, 6.23%,         2,020,890
                      4/15/2005

 FEDERATED SHORT-TERM INCOME FUND

      PRINCIPAL
       AMOUNT                                                                            VALUE
 CORPORATE BONDS/ASSET-BACKED SECURITIESCONTINUED
 CREDIT CARD CONTINUED
 $            230,000 Circuit City Credit Card Master Trust 1995-1, Class A,         $      231,622
                      6.375%, 8/15/2005
            2,500,000 Dayton Hudson Credit Card Master Trust 1995-1, Class A,             2,504,575
                      6.10%, 2/25/2002
              833,333 Discover Credit Card Trust 1992-B, Class A, 6.80%, 6/16/2000          832,538
            4,050,000 Household Affinity Credit Card Master Trust 1993-1, Class B,        4,030,682
                      5.30%, 9/15/2000
            1,590,000 Household Affinity Credit Card Master Trust I 1993-2, Class         1,582,781
                      A, 5.60%, 5/15/2002
            3,000,000 Providian Master Trust 1997-4, Class B, 6.45%, 6/15/2007            3,025,770
            2,800,000 Spiegel Master Trust 1994-B, Class A, 8.15%, 6/15/2004              2,902,900
            1,000,000 Standard Credit Card Master Trust 1994-4, Class A, 8.25%,           1,067,980
                      11/7/2003
              680,000 Standard Credit Card Master Trust 1995-8, Class A, 6.70%,             691,512
                      9/7/2002
                      TOTAL                                                              29,990,430
 FINANCE - AUTOMOTIVE 1.4%
            3,000,000 Ford Motor Credit Corp., Note, 5.83%, 6/29/1998                     3,000,156
 FINANCIAL INTERMEDIARIES 1.9%
            2,000,000 Lehman Brothers Holdings, Inc., Series E, 6.30%, 8/11/1999          2,009,020
            2,000,000 Merrill Lynch & Co., Inc., Note, 6.00%, 2/12/2003                   1,990,380
                      TOTAL                                                               3,999,400
 HOME EQUITY LOAN 5.4%
            1,059,090 AFC Home Equity Loan Trust 1992-3, Class A, 7.05%,
            8/15/2007 1,069,258 2,099,650 Advanta Home Equity Loan Trust 1992-1,
            Class A, 7.875%, 2,166,587
                      9/25/2008
            2,516,149 CWABS Asset Backed Certificates 1996-1, Class A-2, 6.525%,          2,545,060
                      2/25/2014
            3,320,000 ContiMortgage Home Equity Loan Trust 1997-3, Class A5, 7.01%,       3,354,130
                      8/15/2013
              306,490 GE Capital Home Equity Loan Trust 1991-1, Class A, 7.20%,             308,185
                      9/15/2011
            1,942,564 (a)Merrill Lynch Home Equity Loan Trust 1993-1, Class B,            1,944,895
                      6.50%, 2/15/2003
                      TOTAL                                                              11,388,115
 MANUFACTURED HOUSING 6.0%
            3,000,000 Associates Manufactured Housing Certificates 1996-2, Class          3,025,050
                      A-2, 6.05%, 6/15/2027
            3,750,000 Associates Manufactured Housing Certificates 1996-2, Class          3,779,831
                      A2, 6.70%, 3/15/2027
            4,000,000 Green Tree Financial Corp. 1993-2, Class A4, 6.90%, 7/15/2018       4,061,880
            1,508,978 Merrill Lynch Mortgage Investors, Inc. 1991-I, Class A,             1,544,439
                      7.65%, 1/15/2012
              327,882 Merrill Lynch Mortgage Investors, Inc. 1992-B, Class B,               331,987
                      8.50%, 4/15/2012
                      TOTAL                                                              12,743,187

 FEDERATED SHORT-TERM INCOME FUND

      PRINCIPAL
       AMOUNT                                                                            VALUE
 CORPORATE BONDS/ASSET-BACKED SECURITIES CONTINUED
 OTHER-ASSET BACKED 4.2%
 $          1,614,212 (b)Bosque Asset Corp., 7.66%, 6/5/2002                         $    1,620,895
            5,000,000 CSXT Trade Receivables Master Trust 1993-1, Class 1-A, 5.05%,       4,991,750
                      9/25/1999
              260,000 Copelco Capital Funding Corp. X 1997-A, Class A4, 6.47%,              263,085
                      4/20/2005
            8,546,428 (b)FMAC Loan Receivables Trust 1997-A, Class A-X, 2.77%,            1,288,630
                      4/15/2019
              796,229 NationsCredit Grantor Trust 1997-1, Class A, 6.75%, 8/15/2013         808,427
                      TOTAL                                                               8,972,787
  STATE/PROVINCIAL 2.5%
            5,000,000 Province of Manitoba, 9.50%, 10/1/2000                              5,387,900
                      SUPRANATIONAL 0.8%
            1,700,000 Corp Andina De Fomento, Bond, 7.10%, 2/1/2003                       1,728,747
 TELECOMMUNICATIONS & CELLULAR 3.0%
            2,000,000 British Telecommunication PLC, 9.625%, 2/15/2019                    2,141,840
            1,000,000 (b)PanAmSat Corp., Note, 6.00%, 1/15/2003                             991,080
            3,000,000 Southwestern Bell Capital Corp., Note, 8.81%, 12/16/2004            3,183,420
                      TOTAL                                                               6,316,340
 UTILITIES 3.6%
            1,000,000 Big Rivers Electric Corp., U.S. Gov't. Guarantee, 10.70%,           1,057,490
                      9/15/2017
            3,000,000 California Infrastructure & Economic Development Bank Special       3,017,220
                      Purpose Trust SCE-1, Series 1997-1, 6.17%, 3/25/2003
            2,000,000 Pennsylvania Power & Light Co., 9.25%, 10/1/2019                    2,134,260
            1,300,000 Philadelphia Electric Co., 8.625%, 6/1/2022                         1,356,797
                      TOTAL                                                               7,565,767
 WHOLE LOAN 2.4%
            4,984,111     (b)C-BASS ABS, LLC Series 1997-1, Class A-1, 2/1/2017
                          4,999,711 TOTAL CORPORATE BONDS/ASSET-BACKED
                          SECURITIES (IDENTIFIED 147,439,558
                      COST $146,984,379)
 MORTGAGE-BACKED SECURITIES 25.4%
 COMMERCIAL MORTGAGE-BACKED SECURITIES 2.7%
            8,918,681 First Union Lehman Brothers Commercial Mortgage Trust                 652,223
                      1997-C1, Series 1997C1, Class IO, 1.307%, 4/18/2027
            4,000,000 (b)K Mart CMBS Financing, Inc. Series 1997-1, Series 1997-1,        4,001,240
                      Class C, 3/1/2007
            1,000,000 (b)Nomura Depositor Trust Commercial Mortgage Pass-Thru             1,001,410
                      1998-ST I, Series 1998-STI, Class A-3, 6.178%, 2/15/2034
                      TOTAL                                                               5,654,873

 FEDERATED SHORT-TERM INCOME FUND

      PRINCIPAL
       AMOUNT                                                                            VALUE
 MORTGAGE-BACKED SECURITIES CONTINUED
 NON-GOVERNMENT AGENCY-MORTGAGE-BACKED SECURITIES 17.0%
 $          3,000,000 Countrywide Home Loans 1997-5, Series 1997-5, Class A-3,       $    3,053,103
                      7.50%, 9/25/2027
              999,034 GE Capital Mortgage Services, Inc. 1995-7, Class A-1, 7.50%,        1,005,627
                      9/25/2025
            1,187,460 (a)Glendale Federal Bank 1988-1, Series 1988-1, Class A,            1,190,061
                      7.345%, 11/25/2027
            7,508,599 (a)Greenwich Capital Acceptance 1994-B, Series 1994-B, 7.72%,       7,579,030
                      7/1/2018
            2,246,277 (a)Greenwich Capital Acceptance 1991-4, Series 1991-4,              2,263,820
                      8.478%, 7/1/2019
            2,331,889 (a)Greenwich Capital Acceptance 1993-AFCI, Series 1993-AF1,         2,348,655
                      Class B1, 7.618%, 9/25/2023
            2,297,858 (a)Greenwich Capital Acceptance 1993-LB2, Series 1993-LB2,          2,317,965
                      Class A1, 7.92%, 8/25/2023
            1,150,786 Greenwich Capital Acceptance 1993-LB3, Series 1993-LB3, Class       1,161,213
                      A1, 7.68%, 1/25/2024
              316,407 Long Beach Federal Savings Bank 1992-3, Series 1992-3, Class          320,362
                      A, 9.60%, 6/15/2022
            3,415,975 Prudential Home Mortgage Securities 1992-5, Series 1992-5,          3,432,303
                      Class A-6, 7.50%, 4/25/2007
            2,500,000 Prudential Home Mortgage Securities, Inc. 1992-32, Class A-6,       2,545,925
                      7.50%, 10/25/2022
            4,039,443 Residential Accredit Loans, Inc. 1996-QS8, Series 1996-QS8,         4,062,124
                      Class A3, 7.05%, 12/25/2026
            2,850,000 Residential Accredit Loans, Inc. 1997-QS2, Class A3, 7.25%,         2,872,900
                      3/31/2027
            2,000,018 (a)Resolution Trust Corp. 1992-12, Series 1992-12, Class B3,        2,007,518
                      7.851%, 1/25/2025
                      TOTAL                                                              36,160,606
 GOVERNMENT AGENCY-MORTGAGE-BACKED SECURITIES 5.7%
            1,000,000 FNMA, 6.34%, 7/28/2000                                              1,003,190
            2,300,685 GNMA, Pool 354754, 7.50%, 2/15/2024                                 2,366,117
            7,244,555 GNMA, Pool 780360, 11.00%, 9/15/2015                                8,183,992
           45,540,095 Vendee Mortgage Trust 1995-1C, Series 1995-1C, Class 3IO,             626,176
                      .2925%, 2/15/2025
                      TOTAL                                                              12,179,475
                          TOTAL MORTGAGE-BACKED SECURITIES (IDENTIFIED COST              53,994,954
                      $53,605,858)
 U.S. TREASURY NOTES 2.4%
            1,000,000 5.875%, 9/30/2002                                                   1,007,380
            3,935,000 6.625%, 5/15/2007                                                   4,172,635
                      TOTAL U.S. TREASURY NOTES (IDENTIFIED COST $5,228,838)              5,180,015
 (C)REPURCHASE AGREEMENT 2.2%
            4,705,000 BT Securities Corp., 5.53%, dated 4/30/1998, due 5/1/1998 (at       4,705,000
                      amortized cost)
                      TOTAL INVESTMENTS (IDENTIFIED COST $210,524,075)(D)             $ 211,319,527

(a) Denotes variable rate and floating rate obligations for which the current rate is shown.

(b) Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. At April 30, 1998, these securities amounted to $16,919,703 which represents 8.0% of net assets.

(c) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

(d) The cost of investments for federal tax purposes amounts to $210,524,075. The net unrealized appreciation of investments on a federal tax basis amounts to $795,452 which is comprised of $1,471,086 appreciation and $675,634 depreciation at April 30, 1998.

Note: The categories of investments are shown as a percentage of net assets ($212,392,422) at April 30, 1998.

The following acronyms are used throughout this portfolio:

IO  --Interest Only
LLC --Limited Liability Corporation
PLC --Public Limited Company

(See Notes which are an integral part of the Financial Statements)

STATEMENT OF ASSETS AND LIABILITIES
FEDERATED SHORT-TERM INCOME FUND
APRIL 30, 1998

 ASSETS:
 Total investments in securities, at value                    $  211,319,527
 (identified and tax cost $210,524,075)
 Income receivable                                                 1,879,523
 Receivable for investments sold                                     118,827
 Receivable for shares sold                                          387,661
   Total assets                                                  213,705,538
 LIABILITIES:
 Payable for shares redeemed                      $ 339,533
 Income distribution payable                        654,752
 Payable to Bank                                    271,536
 Payable for taxes withheld                           6,492
 Accrued expenses                                    40,803
   Total liabilities                                               1,313,116
 Net Assets for 24,296,118 shares outstanding                 $  212,392,422
 NET ASSETS CONSIST OF:
 Paid in capital                                              $  236,593,275
 Net unrealized appreciation of investments                          795,452
 Accumulated net realized loss on investments                    (24,736,864)
 Distributions in excess of net investment                          (259,441)
 income
   Total net assets                                            $ 212,392,422
 NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION
 PROCEEDS PER SHARE:
 INSTITUTIONAL SHARES:
 $197,609,804 / 22,605,037 shares outstanding                          $8.74
 INSTITUTIONAL SERVICE SHARES:
 $14,782,618 / 1,691,081 shares outstanding                            $8.74

(See Notes which are an integral part of the Financial Statements)

STATEMENT OF OPERATIONS
FEDERATED SHORT-TERM INCOME FUND
YEAR ENDED APRIL 30, 1998

 INVESTMENT INCOME:
 Interest                                                                              $ 14,216,083
 EXPENSES:
 Investment advisory fee                                                  $   871,326
 Administrative personnel and services fee                                    164,374
 Custodian fees                                                                17,182
 Transfer and dividend disbursing agent fees and expenses                      74,990
 Directors'/Trustees' fees                                                      4,048
 Auditing fees                                                                 17,520
 Legal fees                                                                     4,015
 Portfolio accounting fees                                                     79,345
 Distribution services feeInstitutional Service Shares                         41,885
 Shareholder services feeInstitutional Shares                                 502,694
 Shareholder services feeInstitutional Service Shares                          41,885
 Share registration costs                                                      28,222
 Printing and postage                                                          22,995
 Insurance premiums                                                             3,932
 Taxes                                                                          4,018
 Miscellaneous                                                                 11,373
   Total expenses                                                           1,889,804
 Waivers
   Waiver of investment advisory fee                        $  (73,876)
   Waiver of distribution services feeInstitutional            (40,209)
 Service Shares
   Waiver of shareholder services feeInstitutional Shares     (502,694)
   Waiver of shareholder services feeInstitutional Service      (1,675)
 Shares
     Total waivers                                                           (618,454)
       Net expenses                                                                       1,271,350
         Net investment income                                                           12,944,733
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized loss on investments                                                          (447,608)
 Net change in unrealized appreciation of investments                                     1,977,389
   Net realized and unrealized gain on investments                                        1,529,781
     Change in net assets resulting from operations                                    $ 14,474,514

(See Notes which are an integral part of the Financial Statements)

STATEMENT OF CHANGES IN NET ASSETS
FEDERATED SHORT-TERM INCOME FUND

                                                                        YEAR ENDED APRIL 30,
                                                                       1998              1997
 INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS
 Net investment income                                             $    12,944,733  $    14,812,810
 Net realized gain (loss) on investments ($696,886 and                    (447,608)        (629,217)
 $1,566,031 net loss, respectively, as computed for federal tax purposes)
 Net change in unrealized appreciation                                   1,977,389          928,955
   Change in net assets resulting from operations                       14,474,514       15,112,548
 DISTRIBUTIONS TO SHAREHOLDERS
 Distributions from net investment income
   Institutional Shares                                                (12,014,535)     (13,841,711)
   Institutional Service Shares                                           (960,510)        (971,099)
 Distributions in excess of net investment income
   Institutional Shares                                                       --           (229,129)
     Change in net assets resulting from distributions to              (12,975,045)     (15,041,939)
 shareholders
 SHARE TRANSACTIONS
 Proceeds from sale of shares                                           86,943,198      139,918,706
 Net asset value of shares issued to shareholders in payment of          3,931,188        3,262,307
 distributions declared
 Cost of shares redeemed                                              (112,005,010)    (144,248,869)
   Change in net assets resulting from share transactions              (21,130,624)      (1,067,856)
     Change in net assets                                              (19,631,155)        (997,247)
 NET ASSETS:
 Beginning of period                                                   232,023,577      233,020,824
 End of period                                                     $   212,392,422  $   232,023,577

(See Notes which are an integral part of the Financial Statements)

FINANCIAL HIGHLIGHTS--INSTITUTIONAL SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                       YEAR ENDED APRIL 30,
                                                           1998      1997       1996       1995       1994
NET ASSET VALUE, BEGINNING OF PERIOD                     $ 8.68    $ 8.68      $ 8.61     $ 8.85     $ 9.17
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                    0.52      0.54        0.57       0.54       0.51
  Net realized and unrealized gain (loss) on investments   0.06      0.01        0.07      (0.24)     (0.32)
  Total from investment operations                         0.58      0.55        0.64       0.30       0.19
LESS DISTRIBUTIONS
  Distributions from net investment income                (0.52)    (0.54)      (0.57)     (0.54)     (0.51)
  Distributions in excess of net investment income(a)       --      (0.01)        --         --         --
  Total distributions                                     (0.52)    (0.55)      (0.57)     (0.54)     (0.51)
NET ASSET VALUE, END OF PERIOD                           $ 8.74    $ 8.68      $ 8.68     $ 8.61     $ 8.85
TOTAL RETURN(B)                                            6.88%     6.53%       7.51%      3.55%      2.04%
RATIOS TO AVERAGE NET ASSETS
  Expenses                                                 0.56%     0.56%       0.56%      0.56%      0.56%
  Net investment income                                    5.96%     6.21%       6.43%      6.22%      5.55%
  Expense waiver/ reimbursement(c)                         0.28%     0.28%       0.29%      0.03%      0.08%
SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)              $197,610  $214,438    $216,675   $219,649   $353,106
  Portfolio turnover                                         49%       55%         77%        38%        44%

(a) Distributions in excess of net investment income for the years ended April 30, 1997, 1992, and 1991, were a result of certain book and tax timing differences. These distrubutions did not represent a return of capital for federal income tax purposes for the years ended April 30, 1997, 1992, and 1991.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

              FINANCIAL HIGHLIGHTS--INSTITUTIONAL SERVICE SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                              YEAR ENDED APRIL 30,
                            1998 1997 1996 1995 1994
 NET ASSET VALUE, BEGINNING OF PERIOD                        $ 8.68  $ 8.68  $ 8.61  $ 8.85  $ 9.17
 INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                       0.50    0.53    0.54    0.52    0.48
   Net realized and unrealized gain (loss) on investments      0.06            0.07  (0.24)  (0.32)
   Total from investment operations                            0.56    0.53    0.61    0.28    0.16
 LESS DISTRIBUTIONS
   Distributions from net investment income                   (0.50)  (0.53)  (0.54)  (0.52)  (0.48)
 NET ASSET VALUE, END OF PERIOD                              $ 8.74  $ 8.68  $ 8.68  $ 8.61  $ 8.85
 TOTAL RETURN(A)                                              6.61%   6.27%   7.25%   3.29%   1.78%
 RATIOS TO AVERAGE NET ASSETS
   Expenses                                                   0.81%   0.81%   0.81%   0.81%   0.81%
   Net investment income                                      5.73%   5.96%   6.17%   5.90%   5.30%
   Expense waiver/reimbursement(b)                            0.28%   0.28%   0.29%   0.27%   0.13%
 SUPPLEMENTAL DATA
   Net assets, end of period (000 omitted)                 $14,783 $17,586 $16,346 $17,091 $39,649
   Portfolio turnover                                           49%     55%     77%     38%     44%

(a) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(b) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

NOTES TO FINANCIAL STATEMENTS
FEDERATED SHORT-TERM INCOME FUND
APRIL 30, 1998

ORGANIZATION

Federated Income Securities Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of two portfolios. The financial statements included herein are only those of Federated Short-Term Income Fund (the "Fund"). The financial statements of the other portfolio are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to seek to provide current income. The Fund offers two classes of shares: Institutional Shares and Institutional Service Shares.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

REPURCHASE AGREEMENTS

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES, AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for expiring capital loss carryforwards. The following reclassifications have been made to the financial statements.

        INCREASE (DECREASE)
                       ACCUMULATED
PAID-IN CAPITAL     NET REALIZED LOSS
  ($316,627)            $316,627

Net investment income, net realized gains/losses, and net assets were not affected by this reclassification.

FEDERAL TAXES

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for federal tax are necessary.

At April 30, 1998, the Fund, for federal tax purposes, had a capital loss carryforward, as noted below, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax.

Pursuant to the Code, such capital loss carryforward will expire as follows:

      EXPIRATION YEAR     EXPIRATION AMOUNT
           1999              $1,132,354
           2000               4,105,766
           2002                 669,532
           2003               5,572,713
           2004              10,784,773
           2005               1,566,031
           2006                 696,886

Additionally, net capital losses of $208,810 attributable to security transactions incurred after October 31, 1997 are treated as arising on the first day of the Fund's next taxable year.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

RESTRICTED SECURITIES

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

Additional information on each restricted security held at April 30, 1998, is as follows:

                                            ACQUISITION     ACQUISITION
 SECURITY                                      DATE            COST
 Bosque Asset Corp.                          6/19/1997     $1,620,265
 C-BASS ABS, LLC Series 1997-1               2/25/1997      5,004,359
 KeyCorp, Series A                           5/27/1997      2,997,234
 K Mart CMBS Financing, Inc. Series 1997-1   2/27/1997      4,000,000
 Nomura Depositor Trust                       2/3/1998      1,000,000
 PanAmSat Corp.                              1/14/1998        999,392

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses, and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on the trade date.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares.

Transactions in shares were as follows:

                                                             YEAR ENDED APRIL 30,
                                                       1998                         1997
 INSTITUTIONAL SHARES                          SHARES        AMOUNT         SHARES         AMOUNT
 Shares sold                                  8,961,823 $   78,330,489    15,252,983 $  132,739,529
 Shares issued to shareholders in               396,037      3,459,922       321,221      2,792,262
 payment of distributions declared
 Shares redeemed                            (11,445,782)  (100,001,871)  (15,832,329)  (137,838,962)
   Net change resulting from                 (2,087,922) $ (18,211,460)     (258,125) $  (2,307,171)
   Institutional Share transactions

                                                             YEAR ENDED APRIL 30,
                                                       1998                         1997
 INSTITUTIONAL SERVICE SHARES                  SHARES        AMOUNT         SHARES         AMOUNT
 Shares sold                                    985,377 $    8,612,709       825,563 $    7,179,177
 Shares issued to shareholders in                53,929        471,266        54,067        470,045
 payment of distributions declared
 Shares redeemed                             (1,373,242)   (12,003,139)     (736,958)    (6,409,907)
   Net change resulting from                   (333,936) $  (2,919,164)       142,672 $    1,239,315
 Institutional Service Share
 transactions
     Net change resulting from Fund          (2,421,858) $ (21,130,624)     (115,453) $  (1,067,856)
 share transactions

INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE

Federated Management, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.40% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp.("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Institutional Service Shares. The Plan provides that the Fund may incur distribution expenses up to 0.25% of the average daily net assets of Institutional Services Shares annually, to compensate FSC. The distributor may voluntarily choose to waive any portion of its fee. The distributor can modify or terminate this voluntary waiver at any time at its sole discretion.

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Fund shares for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. For the period ended April 30, 1998, the Fund shares did not incur a shareholder services fee. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES

FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of each Fund's average daily net assets for the period, plus out-of-pocket expenses.

GENERAL

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended April 30, 1998, were as follows:

 PURCHASES                                                    $105,102,970
 SALES                                                        $115,781,820

YEAR 2000 (UNAUDITED)

Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Adviser and admininstrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

              REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees and Shareholders of FEDERATED SHORT-TERM INCOME FUND (a Portfolio of Federated Income Securities Trust):

We have audited the accompanying statement of assets and liabilities of Federated Short-Term Income Fund(an investment portfolio of Federated Income Securities Trust), including the schedule of portfolio investments, as of April 30, 1998, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1998, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Short-Term Income Fund, a portfolio of Federated Income Securities Trust, as of April 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for the periods presented, in conformity with generally accepted accounting principles.

ERNST & YOUNG LLP Pittsburgh, Pennsylvania
June 19, 1998

                                  TRUSTEES

                               John F. Donahue

                              Thomas G. Bigley

                             John T. Conroy, Jr.

                          Nicholas P. Constantakis

                             William J. Copeland

                                James E. Dowd

                           Lawrence D. Ellis, M.D.

                           Edward L. Flaherty, Jr.

                               Peter E. Madden

                             John E. Murray, Jr.

                              Wesley W. Posvar

                              Marjorie P. Smuts

                                  OFFICERS

                               John F. Donahue
                                  Chairman

                               Glen R. Johnson
                                  President

                           J. Christopher Donahue
                          Executive Vice President

                             Edward C. Gonzales
                          Executive Vice President

                              John W. McGonigle
                          Executive Vice President,
                          Treasurer, and Secretary

                              Richard B. Fisher
                               Vice President

                              Anthony R. Bosch
                             Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves risk, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

[Graphic]
Federated Investors

Federated Short-Term Income Fund

ANNUAL REPORT TO SHAREHOLDERS APRIL 30, 1998

Federated Securities Corp., Distributor

Federated Investors, Inc.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

1-800-341-7400

www.federatedinvestors.com

Cusip 31420C308
Cusip 31420C209
G00831-01 (6/98)

[Graphic]







A1. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Institutional Shares of Federated Intermediate Income Fund (the "Fund:"), are represented by a solid line. The Lehman Brothers Government/Corporate Total Index ("LBGCTI") is represented by a dotted line and the Lipper Intermediate-Term Investment Grade Debt Funds Average ("LIIGDFA") is represented by a dashed line. The line graph is a visual representation of a comparison of change in value of a $25,000 hypothetical investment in the Institutional Shares of the Fund, the LBGCTI and the LIIGDFA. The "x" axis reflects computation periods from 12/20/93 to 4/30/98. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Institutional Shares as compared to the LBGCTI and the LIIGDFA. The ending values were $33,851, $33,146, and $32,173, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Institutional Shares Average Annual Total Return for the one-year period ended 4/30/98 and from the start of performance of Institutional Shares (12/20/93) to 4/30/98. The total returns were 10.58% and 7.19%, respectively.

A2. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Institutional Service Shares of Federated Intermediate Income Fund (the "Fund:"), are represented by a solid line. The Lehman Brothers Government/Corporate Total Index ("LBGCTI") is represented by a dotted line and the Lipper Intermediate-Term Investment Grade Debt Funds Average ("LIIGDFA") is represented by a dashed line. The line graph is a visual representation of a comparison of change in value of a $25,000 hypothetical investment in the Institutional Service Shares of the Fund, the LBGCTI and the LIIGDFA. The "x" axis reflects computation periods from 12/20/93 to 4/30/98. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Institutional Service Shares as compared to the LBGCTI and the LIIGDFA. The ending values were $33,487 $33,146, and $32,173, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Institutional Service Shares Average Annual Total Return for the one-year period ended 4/30/98 and from the start of performance of Institutional Service Shares (12/20/93) to 4/30/98. The total returns were 10.31% and 6.93%, respectively.

A3. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Institutional Shares of Federated Short-Term Income Fund (the "Fund"), are represented by a solid line. The Merrill Lynch Total Return Investment Grade Corporates Index (Short-Term 1-2.99 Years) ("MLTRIGCI") is represented by a dotted line and the Lipper Short Investment Grade Debt Funds Average ("LSIGDFA") is represented by a dashed line. The line graph is a visual representation of a comparison of change in value of a $25,000 hypothetical investment in the Institutional Shares of the Fund, the MLTRIGCI and the LSIGDFA. The "x" axis reflects computation periods from 4/30/88 to 4/30/98. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Institutional Shares as compared to the MLTRIGCI and the LSIGDFA. The ending values were $47,210, $54,239, and $48,739, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Institutional Shares Average Annual Total Returns for the one-year, five-year and ten-year periods ended 4/30/98 and from the start of performance of Institutional Shares (4/30/88) to 4/30/98. The total returns were 6.88%, 5.28%, 6.56% and 6.63%, respectively.

A4. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Institutional Service Shares of Federated Short-Term Income Fund, (the "Fund") are represented by a solid line. The Merrill Lynch Total Return Investment Grade Corporates Index (Short-Term 1-2.99 Years) ("MLTRIGCI") is represented by a dotted line and the Lipper Short Investment Grade Debt Funds Average ("LSIGDFA") is represented by a dashed line. The line graph is a visual representation of a comparison of change in value of a $25,000 hypothetical investment in the Institutional Service Shares of the Fund, the MLTRIGCI and the LSIGDFA. The "x" axis reflects computation periods from 1/24/92 to 4/30/98. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Institutional Service Shares as compared to the MLTRIGCI and the LSIGDFA. The ending values were $34,766, $37,756, and $35,129, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Institutional Service Shares Average Annual Total Return for the one-year and five-year periods ended 4/30/98 and from the start of performance of Institutional Service Shares (1/24/92) to 4/30/98.
The total returns were 6.61%, 5.02% and 5.40%, respectively.